Vest 10 Year Interest Rate Hedge ETF
Schedule of Investments
June 30, 2025 (Unaudited)

PURCHASED OPTIONS - 15.2%(a)	Notional Amount	Contracts	Value
Put Options - 15.2%			$–
10-Year Interest Rate Swap, Counterparty: Goldman Sachs, Receive 12-Month SOFR US; Expiration: 09/30/2025; Exercise Rate: 2.98%	$4,186,485	4,186,485	$263,748
TOTAL PURCHASED OPTIONS (Cost $263,748)			263,748

SHORT-TERM INVESTMENTS - 65.5%			Value
Money Market Funds - 65.5%		Shares
First American Treasury Obligations Fund - Class X, 4.22% (b)(c)		1,135,206	1,135,206
TOTAL SHORT-TERM INVESTMENTS (Cost $1,135,206)			1,135,206

TOTAL INVESTMENTS - 80.7% (Cost $1,398,954)			1,398,954
Other Assets in Excess of Liabilities - 19.3%			333,922
TOTAL NET ASSETS - 100.0%			$1,732,876
two			–%
Percentages are stated as a percent of net assets.			–%

SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Vest 10 Year Interest Rate Hedge ETF
Schedule of Written Options
June 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.2)%	Notional Amount	Contracts	Value
Put Options - (0.2)%
10-Year Interest Rate Swap, Counterparty: Goldman Sachs, Pay 12-Month SOFR US; Expiration: 09/30/2025; Exercise Rate: 4.40%	$(4,186,485)	(4,186,485)	$(3,768)
TOTAL WRITTEN OPTIONS (Premiums received $3,768)			$(3,768)

Percentages are stated as a percent of net assets.
SOFR - Secured Overnight Financing Rate

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Vest 10 Year Interest Rate Hedge ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$263,748	$–	$263,748
Money Market Funds	1,135,206	–	–	1,135,206
Total Investments	$1,135,206	$263,748	$–	$1,398,954

Liabilities:
Investments:
Written Options	$–	$(3,768)	$–	$(3,768)
Total Investments	$–	$(3,768)	$–	$(3,768)

Refer to the Schedule of Investments for further disaggregation of investment categories.